SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 6, 2007


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

Delaware                           1-16157                52-2208601
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(State or Other Jurisdiction       (Commission          (IRS Employer
of Incorporation)                  File Number)         Identification No.)


P.O. Box 17296, Stamford CT                                         06907
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(Address of Principal Executive Offices)                        (Zip Code)


      Registrant's telephone number, including area code: (203) 329-8412
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

      As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

      On January 29, 2007, the Company's examiner filed a motion with the Bankruptcy Court seeking approval of a settlement agreement and release (the "Pai Settlement Agreement") resolving certain claims against Lou L. Pai. Under the Pai Settlement Agreement, Pai will pay $400,000 to the examiner for the benefit of the Company's estate, and the parties will enter into a mutual release of claims. The Bankruptcy Court approved the Pai Settlement Agreement on February 6, 2007. The Pai Settlement Agreement is filed as Exhibit 99.1.

      On February 9, 2007, the Company's examiner filed a motion with the Bankruptcy Court seeking approval of a settlement agreement and release (the "Lee Settlement Agreement") resolving certain claims against Lanna Lee. Under the Lee Settlement Agreement, the Company will pay $500,000 out of previously reserved amounts to Lee, and the parties thereafter will enter into a mutual release of claims. The Bankruptcy Court approved the Lee Settlement Agreement on February 22, 2007. The Lee Settlement Agreement is filed as Exhibit 99.2.

Cautionary Statement

      This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibit No. Description.

      99.1 Settlement Agreement and Mutual Releases dated January 29, 2007 between the Company's examiner and Lou L. Pai.

      99.2 Settlement Agreement and Mutual Releases dated February 9, 2007 between the Company's examiner and Lanna Lee.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 9, 2007


                                       NEWPOWER HOLDINGS, INC.


                                       By: /s/ M. Patricia Foster
                                           ---------------------------------
                                          Name:  M. Patricia Foster
                                          Title: President & Chief Executive
                                                 Officer


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                                 EXHIBIT INDEX

            The following exhibit is filed herewith:


Exhibit No.              Description
-----------              -----------

99.1 Settlement Agreement and Mutual Releases dated January 29, 2007 between the Company's examiner and Lou L. Pai.

99.2 Settlement Agreement and Mutual Releases dated February 9, 2007 between the Company's examiner and Lanna Lee.


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